Exhibit 99.5
Historical Non-US GAAP Financial Measures and Supplemental Information
June 18, 2017
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures.
Presentation
This document presents the Company's business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. As described in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q, the Acetyl Chain includes the Company's Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company's Advanced Engineered Materials segment and the Consumer Specialties segment. For comparative purposes, the historical financial information included herein has been presented to reflect the Acetyl Chain and Materials Solutions subtotals. There has been no change to the composition of the Company's business segments.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position, or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties because the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), operating margin, cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other US GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Investor Relations/Financial Information/SEC Filings page of our website, www.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present in this document, in the presentation itself or on a Form 8-K in connection with the presentation on the Investor Relations/Financial Information/Non-GAAP Financial Measures page of our website, www.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.

Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT margin, operating EBITDA, operating EBITDA margin, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital (adjusted). The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin and operating EBITDA margin is operating margin; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.
Definitions

•
Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items (refer to Table 8). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We may provide guidance on adjusted EBIT but are unable to reconcile forecasted adjusted EBIT to a US GAAP financial measure without unreasonable efforts because a forecast of Certain Items, such as mark-to-market pension gains and losses, which may be significant, is not practical. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.

•
Adjusted EBIT by core (i.e. Acetyl Chain and/or Materials Solutions) may also be referred to by management as core income. Adjusted EBIT margin by core may also be referred to by management as core income margin. Adjusted EBIT by business segment may also be referred to by management as segment income. Adjusted EBIT margin by business segment may also be referred to by management as segment income margin.

•
Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.

•
Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI"). We believe that operating profit (loss) attributable to Celanese Corporation provides transparent and useful information to management, investors, analysts and other parties in evaluating our core operational performance. Operating margin attributable to Celanese Corporation is defined by the Company as operating profit (loss) attributable to Celanese Corporation divided by net sales. Operating margin attributable to Celanese Corporation has the same uses and limitations as Operating profit (loss) attributable to Celanese Corporation.

•
Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability. We may provide guidance on adjusted earnings per share but are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable efforts because a forecast of Certain Items, such as mark-to-market pension gains and losses, which may be significant, is not practical.

Note: The income tax expense (benefit) on Certain Items ("Non-GAAP adjustments") is determined using the applicable rates in the taxing jurisdictions in which the non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management's assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. Table 3a summarizes the reconciliation of our GAAP effective tax rate to the adjusted tax rate.

•
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our methanol joint venture, Fairway Methanol LLC ("Fairway"). We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.

•
Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.

•
Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our stockholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns. In addition, achievement of certain predetermined targets relating to return on invested capital (adjusted) is one of the factors we consider in determining the amount of performance-based compensation received by our management.

Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:

•
Net sales for Materials Solutions, the Acetyl Chain and each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for Materials Solutions, the Acetyl Chain and each of our business segments.

•	Cash dividends received from our equity and cost investments.

•
For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.

Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	2015	2014	2013	2012	2011	2010
	(In $ millions)
Net earnings (loss) attributable to Celanese Corporation	304	624	1,101	372	427	312
(Earnings) loss from discontinued operations	2	7	—	4	(1)	49
Interest income	(1)	(1)	(1)	(2)	(3)	(7)
Interest expense	119	147	172	185	221	204
Refinancing expense	—	29	1	3	3	16
Income tax provision (benefit)	201	314	508	(55)	41	72
Certain Items attributable to Celanese Corporation (Table 8)	611	148	(725)	455	405	197
Adjusted EBIT	1,236	1,268	1,056	962	1,093	843
Depreciation and amortization expense(1)	279	290	302	300	287	258
Operating EBITDA	1,515	1,558	1,358	1,262	1,380	1,101

	2015	2014	2013	2012	2011	2010
	(In $ millions)
Advanced Engineered Materials	—	—	—	—	3	4
Consumer Specialties	10	—	—	6	8	5
Industrial Specialties	28	2	3	2	—	—
Acetyl Intermediates	40	—	—	—	—	20
Other Activities(2)	—	—	—	—	—	—
Accelerated depreciation and amortization expense	78	2	3	8	11	29
Depreciation and amortization expense(1)	279	290	302	300	287	258
Total depreciation and amortization expense	357	292	305	308	298	287
______________________________

(1)	Excludes accelerated depreciation and amortization expense as detailed in the table above, which amounts are included in Certain Items above.

(2)
Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2015		2014		2013		2012		2011		2010
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Materials Solutions	497	21.7%	609	23.3%	1,250	48.7%	346	14.1%	308	12.5%	345	15.6%
Acetyl Chain(1)	69	2.0%	634	14.7%	217	5.3%	355	8.7%	560	12.6%	326	8.5%
Other Activities(2)	(240)		(485)		41		(526)		(466)		(273)
Total	326	5.7%	758	11.1%	1,508	23.2%	175	2.7%	402	5.9%	398	6.7%
Less: Net Earnings (Loss) Attributable to NCI(1)	(19)		(4)		—		—		—		—
Operating Profit (Loss) Attributable to Celanese Corporation	345	6.1%	762	11.2%	1,508	23.2%	175	2.7%	402	5.9%	398	6.7%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Advanced Engineered Materials	235	17.7%	221	15.1%	904	66.9%	95	7.5%	79	6.1%	182	16.4%
Consumer Specialties	262	27.0%	388	33.4%	346	28.5%	251	21.2%	229	19.7%	163	14.8%
Total Materials Solutions	497	21.7%	609	23.3%	1,250	48.7%	346	14.1%	308	12.5%	345	15.6%
Industrial Specialties	72	6.7%	76	6.2%	64	5.5%	86	7.3%	102	8.3%	89	8.6%
Acetyl Intermediates(1)	16	0.6%	562	16.1%	153	4.7%	269	8.3%	458	12.9%	237	7.7%
Total Acetyl Chain	88	2.5%	638	14.8%	217	5.3%	355	8.7%	560	12.6%	326	8.5%
Other Activities(2)	(240)		(485)		41		(526)		(466)		(273)
Total	345	6.1%	762	11.2%	1,508	23.2%	175	2.7%	402	5.9%	398	6.7%
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Advanced Engineered Materials	151	(3)	161		149		190		163		143
Consumer Specialties	108		124		95		90		80		73
Total Materials Solutions	259		285		244		280		243		216
Industrial Specialties	—		—		—		—		2		—
Acetyl Intermediates	7		21		5		13		10		9
Total Acetyl Chain	7		21		5		13		12		9
Other Activities(2)	14		52		24		39		31		23
Total	280		358		273		332		286		248
Certain Items Attributable to Celanese Corporation (Table 8)
Advanced Engineered Materials	11		(53)		(752)		16		60		(38)
Consumer Specialties	41		(52)		(5)		34		23		97
Total Materials Solutions	52		(105)		(757)		50		83		59
Industrial Specialties	38		(12)		9		2		1		(19)
Acetyl Intermediates	365		(36)		143		5		(3)		62
Total Acetyl Chain	403		(48)		152		7		(2)		43
Other Activities(2)	156		301		(120)		398		324		95
Total	611		148		(725)		455		405		197
Adjusted EBIT / Adjusted EBIT Margin
Advanced Engineered Materials	397	29.9%	329	22.5%	301	22.3%	301	23.9%	302	23.3%	287	25.9%
Consumer Specialties	411	42.4%	460	39.7%	436	35.9%	375	31.6%	332	28.6%	333	30.3%
Total Materials Solutions	808	35.2%	789	30.1%	737	28.7%	676	27.6%	634	25.8%	620	28.1%
Industrial Specialties	110	10.2%	64	5.2%	73	6.3%	88	7.4%	105	8.6%	70	6.8%
Acetyl Intermediates	388	14.1%	547	15.7%	301	9.3%	287	8.9%	465	13.1%	308	10.0%
Total Acetyl Chain	498	14.2%	611	14.2%	374	9.2%	375	9.2%	570	12.9%	378	9.9%
Other Activities(2)	(70)		(132)		(55)		(89)		(111)		(155)
Total	1,236	21.8%	1,268	18.6%	1,056	16.2%	962	15.0%	1,093	16.2%	843	14.2%
___________________________

(1)	Net earnings (loss) attributable to NCI is included within the Acetyl Intermediates segment.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(3)	Includes $150 million of Equity in net earnings (loss) of affiliates and $1 million of Other income.

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2015		2014		2013		2012		2011		2010
	(In $ millions, except percentages)
Depreciation and Amortization Expense Attributable to Celanese Corporation(1)
Advanced Engineered Materials	99		106		110		113		97		72
Consumer Specialties	50		43		41		39		36		37
Total Materials Solutions	149		149		151		152		133		109
Industrial Specialties	36		48		49		53		45		41
Acetyl Intermediates	83		81		86		80		96		97
Total Acetyl Chain	119		129		135		133		141		138
Other Activities(2)	11		12		16		15		13		11
Total	279		290		302		300		287		258
Operating EBITDA / Operating EBITDA Margin
Advanced Engineered Materials	496	37.4%	435	29.8%	411	30.4%	414	32.8%	399	30.7%	359	32.4%
Consumer Specialties	461	47.6%	503	43.4%	477	39.3%	414	34.9%	368	31.7%	370	33.7%
Total Materials Solutions	957	41.7%	938	35.8%	888	34.6%	828	33.8%	767	31.2%	729	33.0%
Industrial Specialties	146	13.5%	112	9.2%	122	10.6%	141	11.9%	150	12.3%	111	10.7%
Acetyl Intermediates	471	17.2%	628	18.0%	387	11.9%	367	11.4%	561	15.8%	405	13.1%
Total Acetyl Chain	617	17.6%	740	17.2%	509	12.5%	508	12.4%	711	16.0%	516	13.5%
Other Activities(2)	(59)		(120)		(39)		(74)		(98)		(144)
Total	1,515	26.7%	1,558	22.9%	1,358	20.9%	1,262	19.7%	1,380	20.4%	1,101	18.6%
___________________________

(1)	Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. See Table 1 for details.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2a
Segment Data and Reconciliation of Adjusted EBIT - Non-GAAP Measures - Unaudited

	Q1 '17	Q4 '16	Q3 '16	Q2 '16	Q1 '16	Q4 '15	Q3 '15	Q2 '15	Q1 '15	Q4 '14	Q3 '14	Q2 '14
	(In $ millions)
Net Sales
Advanced Engineered Materials	487	364	365	365	350	311	326	346	343	331	366	389
Consumer Specialties	218	225	225	235	244	246	247	249	227	278	291	289
Total Materials Solutions	705	589	590	600	594	557	573	595	570	609	657	678
Industrial Specialties	245	219	245	262	253	239	274	287	282	265	314	333
Acetyl Intermediates	619	597	589	592	663	644	680	707	713	814	937	901
Eliminations	(70)	(67)	(71)	(74)	(76)	(71)	(82)	(83)	(87)	(97)	(109)	(113)
Total Acetyl Chain	794	749	763	780	840	812	872	911	908	982	1,142	1,121
Eliminations	(28)	(27)	(30)	(29)	(30)	(35)	(32)	(29)	(28)	(32)	(30)	(30)
Total	1,471	1,311	1,323	1,351	1,404	1,334	1,413	1,477	1,450	1,559	1,769	1,769
Operating Profit (Loss) Attributable to Celanese Corporation
Advanced Engineered Materials	98	87	93	82	88	51	58	67	59	57	51	56
Consumer Specialties	68	76	68	80	78	46	77	77	62	104	105	80
Total Materials Solutions	166	163	161	162	166	97	135	144	121	161	156	136
Industrial Specialties	25	20	25	29	31	(4)	19	28	29	16	16	24
Acetyl Intermediates(1)	26	65	82	75	112	(239)	64	58	133	146	175	143
Eliminations	—	—	—	1	—	—	—	—	—	—	—	—
Total Acetyl Chain	51	85	107	105	143	(243)	83	86	162	162	191	167
Other Activities(2)	(26)	(132)	(23)	(26)	(24)	(156)	(22)	(38)	(24)	(376)	(36)	(43)
Total	191	116	245	241	285	(302)	196	192	259	(53)	311	260
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Advanced Engineered Materials	42	31	33	27	31	33	44	31	43	40	43	45
Consumer Specialties	30	27	27	28	28	27	26	27	28	30	29	35
Total Materials Solutions	72	58	60	55	59	60	70	58	71	70	72	80
Industrial Specialties	—	—	—	—	—	—	—	—	—	—	—	—
Acetyl Intermediates	1	2	1	2	2	3	2	1	1	3	2	15
Total Acetyl Chain	1	2	1	2	2	3	2	1	1	3	2	15
Other Activities(2)	4	7	6	5	4	5	(4)	9	4	6	5	36
Total	77	67	67	62	65	68	68	68	76	79	79	131
___________________________

(1)	Excludes amounts attributable to NCI as follows:

	Q1 '17	Q4 '16	Q3 '16	Q2 '16	Q1 '16	Q4 '15	Q3 '15	Q2 '15	Q1 '15	Q4 '14	Q3 '14	Q2 '14
	(In $ millions)
Operating Profit (Loss)	1	1	1	2	2	(3)	(10)	(4)	(2)	(1)	(1)	(1)

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2a
Segment Data and Reconciliation of Adjusted EBIT - Non-GAAP Measures - Unaudited (Cont.)

	Q1 '17	Q4 '16	Q3 '16	Q2 '16	Q1 '16	Q4 '15	Q3 '15	Q2 '15	Q1 '15	Q4 '14	Q3 '14	Q2 '14
	(In $ millions, except percentages)
Certain Items Attributable to Celanese Corporation
Advanced Engineered Materials	3	3	1	2	1	1	4	4	2	(33)	(7)	(7)
Consumer Specialties	2	3	3	—	—	36	2	1	2	(24)	(18)	(8)
Total Material Solutions	5	6	4	2	1	37	6	5	4	(57)	(25)	(15)
Industrial Specialties	—	(2)	—	1	2	26	9	2	1	(9)	(1)	(2)
Acetyl Intermediates	56	1	1	3	1	296	18	48	3	(12)	(9)	(12)
Total Acetyl Chain	56	(1)	1	4	3	322	27	50	4	(21)	(10)	(14)
Other Activities(1)	4	101	2	3	4	131	8	10	7	334	—	(33)
Total	65	106	7	9	8	490	41	65	15	256	(35)	(62)
Adjusted EBIT
Advanced Engineered Materials	143	121	127	111	120	85	106	102	104	64	87	94
Consumer Specialties	100	106	98	108	106	109	105	105	92	110	116	107
Total Material Solutions	243	227	225	219	226	194	211	207	196	174	203	201
Industrial Specialties	25	18	25	30	33	22	28	30	30	7	15	22
Acetyl Intermediates	83	68	84	80	115	60	84	107	137	137	168	146
Eliminations	—	—	—	1	—	—	—	—	—	—	—	—
Total Acetyl Chain	108	86	109	111	148	82	112	137	167	144	183	168
Other Activities(1)	(18)	(24)	(15)	(18)	(16)	(20)	(18)	(19)	(13)	(36)	(31)	(40)
Total	333	289	319	312	358	256	305	325	350	282	355	329

Last Twelve Months
Acetyl Chain Adjusted EBIT	414				479				662
Acetyl Chain Adjusted EBIT margin(2)	13.4%				13.9%				15.9%
______________________________

(1)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(2)	Defined as Acetyl Chain Adjusted EBIT divided by Net sales.

Table 2a
Segment Data and Reconciliation of Adjusted EBIT - Non-GAAP Measures - Unaudited (Cont.)

	Q1 '14	Q4 '13	Q3 '13	Q2 '13	Q1 '13	Q4 '12	Q3 '12	Q2 '12	Q1 '12	Q4 '11	Q3 '11	Q2 '11
	(In $ millions)
Net Sales
Advanced Engineered Materials	373	325	346	352	329	299	322	323	317	292	332	346
Consumer Specialties	302	295	310	314	295	281	314	327	264	306	298	291
Total Materials Solutions	675	620	656	666	624	580	636	650	581	598	630	637
Industrial Specialties	312	273	299	295	288	251	297	327	309	272	332	329
Acetyl Intermediates	841	829	795	809	808	773	785	821	852	849	975	914
Eliminations	(92)	(79)	(85)	(86)	(84)	(74)	(80)	(89)	(78)	(77)	(95)	(91)
Total Acetyl Chain	1,061	1,023	1,009	1,018	1,012	950	1,002	1,059	1,083	1,044	1,212	1,152
Eliminations	(31)	(27)	(29)	(31)	(31)	(29)	(29)	(34)	(31)	(28)	(35)	(36)
Total	1,705	1,616	1,636	1,653	1,605	1,501	1,609	1,675	1,633	1,614	1,807	1,753
Operating Profit (Loss) Attributable to Celanese Corporation
Advanced Engineered Materials	57	781	48	39	36	4	44	23	24	(4)	16	27
Consumer Specialties	99	100	85	83	78	62	72	77	40	58	67	49
Total Materials Solutions	156	881	133	122	114	66	116	100	64	54	83	76
Industrial Specialties	20	7	24	18	15	6	25	35	20	17	31	28
Acetyl Intermediates(1)	98	(44)	67	55	75	66	63	78	62	64	129	153
Total Acetyl Chain	118	(37)	91	73	90	72	88	113	82	81	160	181
Other Activities(2)	(30)	100	(13)	(26)	(20)	(428)	(28)	(35)	(35)	(340)	(42)	(44)
Total	244	944	211	169	184	(290)	176	178	111	(205)	201	213
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Advanced Engineered Materials	33	33	31	45	40	47	45	55	43	36	53	39
Consumer Specialties	30	24	21	24	26	5	—	84	1	—	—	79
Total Materials Solutions	63	57	52	69	66	52	45	139	44	36	53	118
Industrial Specialties	—	—	—	—	—	—	—	—	—	1	1	—
Acetyl Intermediates	1	(4)	3	3	3	8	2	2	1	3	3	2
Total Acetyl Chain	1	(4)	3	3	3	8	2	2	1	4	4	2
Other Activities(2)	5	—	6	10	8	20	7	4	8	11	1	11
Total	69	53	61	82	77	80	54	145	53	51	58	131
___________________________

(1)	Excludes amounts attributable to NCI as follows:

	Q1 '14	Q4 '13	Q3 '13	Q2 '13	Q1 '13	Q4 '12	Q3 '12	Q2 '12	Q1 '12	Q4 '11	Q3 '11	Q2 '11
	(In $ millions)
Operating Profit (Loss)	(1)	—	—	—	—	—	—	—	—	—	—	—

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2a
Segment Data and Reconciliation of Adjusted EBIT - Non-GAAP Measures - Unaudited (Cont.)

	Q1 '14	Q4 '13	Q3 '13	Q2 '13	Q1 '13	Q4 '12	Q3 '12	Q2 '12	Q1 '12	Q4 '11	Q3 '11	Q2 '11
	(In $ millions, except percentages)
Certain Items Attributable to Celanese Corporation
Advanced Engineered Materials	(6)	(758)	2	2	2	11	(8)	10	3	8	18	22
Consumer Specialties	(2)	(13)	2	2	4	11	7	(1)	17	5	3	10
Total Materials Solutions	(8)	(771)	4	4	6	22	(1)	9	20	13	21	32
Industrial Specialties	—	6	1	1	1	—	—	—	2	1	—	—
Acetyl Intermediates	(3)	132	2	8	1	(5)	7	1	2	4	12	(2)
Total Acetyl Chain	(3)	138	3	9	2	(5)	7	1	4	5	12	(2)
Other Activities(1)	—	(120)	—	—	—	381	—	9	8	307	10	3
Total	(11)	(753)	7	13	8	398	6	19	32	325	43	33
Adjusted EBIT
Advanced Engineered Materials	84	56	81	86	78	62	81	88	70	40	87	88
Consumer Specialties	127	111	108	109	108	78	79	160	58	63	70	138
Total Materials Solutions	211	167	189	195	186	140	160	248	128	103	157	226
Industrial Specialties	20	13	25	19	16	6	25	35	22	19	32	28
Acetyl Intermediates	96	84	72	66	79	69	72	81	65	71	144	153
Total Acetyl Chain	116	97	97	85	95	75	97	116	87	90	176	181
Other Activities(1)	(25)	(20)	(7)	(16)	(12)	(27)	(21)	(22)	(19)	(22)	(31)	(30)
Total	302	244	279	264	269	188	236	342	196	171	302	377

Last Twelve Months ("LTM")
Acetyl Chain Adjusted EBIT	395				383				534
Acetyl Chain Adjusted EBIT margin(2)	9.6%				9.5%				11.9%
______________________________

(1)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(2)	Defined as Acetyl Chain Adjusted EBIT divided by Net sales.

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	2015		2014		2013		2012		2011		2010
		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	306	2.01	631	4.04	1,101	6.91	376	2.35	426	2.68	361	2.28
Income tax provision (benefit)	201		314		508		(55)		41		72
Earnings (loss) from continuing operations before tax	507		945		1,609		321		467		433
Certain Items attributable to Celanese Corporation (Table 8)	611		148		(725)		455		405		197
Refinancing and related expenses	—		29		1		8		3		16
Adjusted earnings (loss) from continuing operations before tax	1,118		1,122		885		784		875		646
Income tax (provision) benefit on adjusted earnings(1)	(201)		(236)		(168)		(133)		(158)		(136)
Adjusted earnings (loss) from continuing operations(2)	917	6.02	886	5.67	717	4.50	651	4.07	717	4.51	510	3.22
	Diluted shares (in millions)(3)
Weighted average shares outstanding	150.8		155.0		158.8		158.4		156.2		154.6
Incremental shares attributable to equity awards	1.5		1.2		0.5		1.4		2.7		2.2
Assumed conversion of preferred stock	—		—		—		—		—		1.6
Total diluted shares	152.3		156.2		159.3		159.8		158.9		158.4
______________________________

(1)	Calculated using adjusted effective tax rates as follows:

	2015	2014	2013	2012	2011	2010
	(In percentages)
Adjusted effective tax rate	18	21	19	17	18	21

(2)	Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages)
2015	(2.5)	7.8
2014	12.7	8.2
2013	7.9	8.0
2012	13.1	8.1
2011	7.6	8.1
2010	15.1	8.1

(3)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 3a
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

Actual
2015
(In percentages)
US GAAP effective tax rate	41
Discrete quarterly recognition of GAAP items(1)	2
Tax impact of other charges and adjustments(2)	(15)
Utilization of foreign tax credits(3)	(2)
Changes in valuation allowances, excluding impact of other charges and adjustments(4)	(5)
Other(5)	(3)
Adjusted tax rate	18
______________________________

(1)	Such as changes in uncertain tax positions, prior year audit adjustments, changes in tax laws and deferred taxes on outside basis differences.

(2)
Reflects the tax impact on pre-tax adjustments presented in Certain Items (Table 8), which are excluded from pre-tax income for adjusted earnings per share purposes. During 2015, the Company recorded a $123 million long-lived impairment to fully write-off certain ethanol related assets at our facility in Nanjing, China and $174 million charge related to the termination of an existing agreement with a raw materials supplier in Singapore. For US GAAP purposes, these charges were incurred in jurisdictions for which valuation allowances are being recorded. These combined charges make up the majority of the 15% impact for 2015.

(3)
During 2012, the Company amended its tax returns and recognized $142 million in foreign tax credits for U.S. GAAP purposes. The Company reflects the benefits of these tax credits for adjusted tax rate purposes as they are utilized.

(4)	Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.

(5)	Tax impacts related to full-year forecasted tax opportunities and related costs.

Table 4
Net Sales by Segment - Unaudited

	2015	2014	2013	2012	2011	2010
	(In $ millions)
Advanced Engineered Materials	1,326	1,459	1,352	1,261	1,298	1,109
Consumer Specialties	969	1,160	1,214	1,186	1,161	1,098
Total Materials Solutions	2,295	2,619	2,566	2,447	2,459	2,207
Industrial Specialties	1,082	1,224	1,155	1,184	1,223	1,036
Acetyl Intermediates	2,744	3,493	3,241	3,231	3,551	3,082
Eliminations(1)	(323)	(411)	(334)	(321)	(340)	(283)
Total Acetyl Chain	3,503	4,306	4,062	4,094	4,434	3,835
Other Activities(2)	—	—	—	—	1	2
Intersegment eliminations(1)	(124)	(123)	(118)	(123)	(131)	(126)
Net sales	5,674	6,802	6,510	6,418	6,763	5,918
___________________________

(1)	Includes intersegment sales as follows:

	2015	2014	2013	2012	2011	2010
	(In $ millions)
Consumer Specialties	—	(2)	(4)	(4)	(3)	(9)
Acetyl Intermediates	(447)	(532)	(448)	(440)	(468)	(400)
Intersegment eliminations	(447)	(534)	(452)	(444)	(471)	(409)

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 4a
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2015 Compared to Year Ended December 31, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(1)	(1)	(7)	—	(9)
Consumer Specialties	(13)	(3)	(1)	—	(17)
Total Materials Solutions	(6)	(2)	(4)	—	(12)

Industrial Specialties	—	(4)	(8)	—	(12)
Acetyl Intermediates	(3)	(13)	(6)	—	(22)
Total Acetyl Chain	(3)	(11)	(7)	2	(19)

Total Company	(4)	(8)	(6)	1	(17)
Year Ended December 31, 2014 Compared to Year Ended December 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	9	(1)	—	—	8
Consumer Specialties	(5)	1	—	—	(4)
Total Materials Solutions	2	—	—	—	2

Industrial Specialties	1	5	—	—	6
Acetyl Intermediates	(3)	11	—	—	8
Total Acetyl Chain	(2)	10	—	(2)	6

Total Company	—	6	—	(1)	5
Year Ended December 31, 2013 Compared to Year Ended December 31, 2012

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	5	1	1	—	7
Consumer Specialties	(4)	6	—	—	2
Total Materials Solutions	1	3	1	—	5

Industrial Specialties	(1)	(3)	2	—	(2)
Acetyl Intermediates	1	(2)	1	—	—
Total Acetyl Chain	—	(2)	2	(1)	(1)

Total Company	—	—	1	—	1

Year Ended December 31, 2012 Compared to Year Ended December 31, 2011

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(2)	2	(3)	—	(3)
Consumer Specialties	(4)	6	—	—	2
Total Materials Solutions	(2)	4	(2)	—	—

Industrial Specialties	3	(3)	(3)	—	(3)
Acetyl Intermediates	—	(7)	(2)	—	(9)
Total Acetyl Chain	1	(7)	(3)	1	(8)

Total Company	—	(3)	(2)	—	(5)

Year Ended December 31, 2011 Compared to Year Ended December 31, 2010

	Volume	Price	Currency	Other		Total
	(In percentages)
Advanced Engineered Materials	2	8	3	4	(1)	17
Consumer Specialties	1	5	—	—		6
Total Materials Solutions	1	6	2	2		11

Industrial Specialties	2	13	3	—		18
Acetyl Intermediates	(4)	16	3	—		15
Total Acetyl Chain	(3)	17	3	(1)		16

Total Company	(1)	13	3	—		15
____________________

(1)	Includes the effects of the two product lines acquired in May 2010 from DuPont Performance Polymers.

Table 4a
Factors Affecting Segment Net Sales Year Over Year - Unaudited (Cont.)
Year Ended December 31, 2010 Compared to Year Ended December 31, 2009

	Volume	Price	Currency	Other		Total
	(In percentages)
Advanced Engineered Materials	35	1	(3)	4	(1)	37
Consumer Specialties	2	—	(1)	—		1
Total Materials Solutions	16	1	(2)	2		17

Industrial Specialties	11	6	(3)	(8)	(2)	6
Acetyl Intermediates	10	10	(2)	—		18
Total Acetyl Chain	11	10	(2)	(3)		16

Total Company	13	7	(2)	(2)	(3)	16
____________________

(1)	2010 includes the effects of the FACT GmbH (Future Advanced Composites Technology) and DuPont acquisitions.

(2)	2010 does not include the effects of the PVOH business, which was sold on July 1, 2009.

(3)	Includes the effects of the captive insurance companies and the impact of fluctuations in intersegment eliminations.

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	2015	2014	2013	2012	2011	2010
	(In $ millions)
Net cash provided by (used in) investing activities	(558)	(705)	(422)	(500)	(441)	(560)
Net cash provided by (used in) financing activities	(66)	(415)	(326)	49	(253)	(388)

Net cash provided by (used in) operating activities	862	962	762	722	638	452
Capital expenditures on property, plant and equipment	(520)	(678)	(370)	(361)	(349)	(201)
Capital (distributions to) contributions from NCI	214	264	—	—	—	—
Free cash flow(1)(2)	556	548	392	361	289	251
______________________________

(1)
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our joint venture, Fairway Methanol LLC ("Fairway").

(2)	Excludes required debt service and capital lease payments of $25 million for the year ended December 31, 2015.

Table 6
Cash Dividends Received - Unaudited

	2015	2014	2013	2012	2011	2010
	(In $ millions)
Dividends from equity method investments	176	148	141	262	205	138
Dividends from cost method investments	107	116	93	85	80	73
Total	283	264	234	347	285	211
Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	2015	2014	2013	2012	2011	2010
	(In $ millions)
Short-term borrowings and current installments of long-term debt - third party and affiliates	513	137	177	168	144	228
Long-term debt, net of unamortized deferred financing costs	2,468	2,586	2,863	2,903	2,849	2,990
Total debt	2,981	2,723	3,040	3,071	2,993	3,218
Cash and cash equivalents	(967)	(780)	(984)	(959)	(682)	(740)
Net debt	2,014	1,943	2,056	2,112	2,311	2,478

Table 8
Certain Items - Unaudited
The following Certain Items attributable to Celanese Corporation are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	2015	2014	2013	2012	2011	2010	Income Statement Classification
	(In $ millions)
Employee termination benefits(1)	53	7	23	6	22	32	Other charges (gains), net
Plant/office closures	48	6	43	21	18	21	Other charges (gains), net / Cost of sales / SG&A
Singapore contract termination	174	—	—	—	—	—	Other charges (gains), net
Business optimization	20	8	—	9	8	16	Cost of sales / SG&A
Asset impairments	126	—	83	8	1	74	Other charges (gains), net / Other income (expense), net
(Gain) loss on disposition of business and assets, net	4	3	2	1	(1)	(10)	(Gain) loss on disposition, net
Commercial disputes(2)	6	(11)	12	(2)	(7)	9	Other charges (gains), net / Cost of sales / SG&A
Kelsterbach plant relocation	—	(1)	(727)	21	55	13	Other charges (gains), net / Cost of sales / (Gain) loss on disposition
InfraServ Hoechst restructuring	—	(48)	8	(22)	—	—	Equity in net (earnings) loss of affiliates
Plumbing actions	—	—	—	(5)	(6)	(59)	Other charges (gains), net
Insurance recoveries	—	—	—	—	—	(18)	Other charges (gains), net
Write-off of other productive assets	39	5	—	—	(1)	18	Cost of sales / R&D
Acetate production interruption costs	—	—	—	10	—	9	Cost of sales
Employee benefit plan changes	4	(155)	(71)	—	—	—	Cost of sales / SG&A / R&D
Actuarial (gain) loss on pension and postretirement plans	127	349	(106)	389	306	84	Cost of sales / SG&A / R&D
Start-up costs(3)	10	—	—	—	—	—	Cost of sales
Other	—	(15)	8	19	10	8	Various
Certain Items attributable to Celanese Corporation	611	148	(725)	455	405	197
______________________________

(1)	Primarily associated with site shutdown costs.

(2)	Primarily associated with litigation settlement costs.

(3)	Primarily associated with Fairway joint venture operational start-up costs.

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2015			2014			2013
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			304			624			1,101

Adjusted EBIT (Table 1)			1,236			1,268			1,056
Adjusted effective tax rate			18%			21%			19%
Adjusted EBIT tax effected			1,014			1,002			855

	2015	2014	Average	2014	2013	Average	2013	2012	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	513	137	325	137	177	157	177	168	173
Long-term debt, net of unamortized deferred financing costs	2,468	2,586	2,527	2,586	2,863	2,725	2,863	2,903	2,883
Celanese Corporation stockholders' equity	2,378	2,818	2,598	2,818	2,699	2,759	2,699	1,730	2,215
Invested capital			5,450			5,641			5,271

Return on invested capital (adjusted)			18.6%			17.8%			16.2%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			5.6%			11.1%			20.9%

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited (Cont.)

			2012			2011			2010
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			372			427			312

Adjusted EBIT (Table 1)			962			1,093			843
Adjusted effective tax rate			17%			18%			21%
Adjusted EBIT tax effected			798			896			666

	2012	2011	Average	2011	2010	Average	2010	2009	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	168	144	156	144	228	186	228	242	235
Long-term debt, net of unamortized deferred financing costs	2,903	2,849	2,876	2,849	2,990	2,920	2,990	3,259	3,125
Celanese Corporation stockholders' equity	1,730	1,341	1,536	1,341	926	1,134	926	586	756
Invested capital			4,568			4,240			4,116

Return on invested capital (adjusted)			17.5%			21.1%			16.2%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			8.1%			10.1%			7.6%